THE WEITZ FUNDS

Value Fund
Hickory Fund
Partners Value Fund
Balanced Fund
Fixed Income Fund
Government Money Market Fund

QUARTERLY REPORT

June 30, 2005

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008
402-391-1980     800-304-9745     402-391-2125 FAX
www.weitzfunds.com

THE WEITZ FUNDS

Six Funds—One Investment Philosophy

          Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all six of the Funds.

          “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

(This page has been left blank intentionally.)

PORTFOLIO MANAGER LETTER – WEITZ EQUITY FUNDS

July 18, 2005

Dear Fellow Shareholder:

          The 2nd quarter of 2005 was a good one for the Value, Partners Value and Hickory Funds. Each out-performed the S&P 500 for the quarter, though our absolute performances for the first half of the year are still rather lackluster.

          The table below shows results over various time periods through June 30, 2005, for our Funds (after deducting all expenses) and for the S&P 500 (larger companies), the Russell 2000 (smaller companies), and the Nasdaq Composite (a proxy for technology companies).

	Total Returns*		Average Annual Total Returns*

	3-Mos.	6-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value Fund	1.9%	-2.3%	8.4%	11.4%	8.0%	15.7%	14.5%	N/A
Hickory Fund	5.1	0.3	14.0	13.5	4.5	15.2	N/A	N/A
Partners Value**	2.0	-1.9	8.9	10.8	7.1	15.6	14.9	14.3%

S&P 500	1.4	-0.8	6.3	8.2	-2.4	9.9	10.6	12.3
Russell 2000	4.3	-1.3	9.5	12.8	5.7	9.9	N/A	N/A
Nasdaq Composite	3.1	-5.1	1.1	12.6	-11.9	8.6	10.5	10.2

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available).

**

The Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership (the “Partnership”) as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Partnership. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Portfolio Review

          Although the quarter was relatively uneventful for the general stock market, we found several new investment ideas for our portfolios. The list of interesting candidates contained companies whose stocks were suffering from the usual assortment of temporary woes—quarterly earnings disappointments, skepticism about the success of turnaround situations, and allegations of legal and accounting misbehavior. However, we also found some high-quality, rapidly growing companies available at their most reasonable price levels in years.

          The reason for this anomaly may be that many investors are distracted by energy, commodity and real estate stocks which are currently enjoying very positive “momentum.” Skeptics might suggest that these stocks are going up just because they are going up, regardless of their long-term business prospects or valuation levels. These things happen, as in the tech stock bubble of the late 1990’s. We took advantage of the demand for lodging, gaming and other real estate-related stocks by trimming or eliminating positions in Hilton, Host Marriott, Harrah’s, Caesars (acquired by Harrah’s during the quarter), Forest City, and others. We like these companies, but we have to sell shares as the stock price approaches our appraisal of the company’s intrinsic business value.

          We added ten new stocks to one or more of the Funds. Tyco, AIG, and Wal-Mart are the three most significant additions. Hudson City is also an interesting special situation.

          Tyco is a company we took a hard look at about three years ago. Accounting scandals and the misdeeds of a colorful CEO caused a potential liquidity crisis and the stock fell from $62 to $10. The company owned a variety of different businesses, the financial statements were suspect, and we decided that we could not make an accurate assessment of the value of the company, so we passed.

          Then, Ed Breen was brought in from Motorola as the new CEO and he has turned the company around. The entire board of directors was replaced; the liquidity problems were solved; the balance sheet was strengthened; and all four of the main businesses are now functioning well. The stock recovered strongly from its lows, but in recent weeks it has retreated to the high $20’s. At $29, it sells for less than 12 times its expected free cash flow for the fiscal year ending in September of 2006. We believe management will achieve its goal of 12% annual growth in earnings and free cash flow over the next several years. With 12% growth in free cash flow, stock buybacks and some P/E multiple expansion, we believe that Tyco could generate a 50% total return over the next 2-3 years.

          AIG has been an insurance powerhouse with a worldwide franchise for the past 40-50 years. Its earning power has grown dramatically over this period. Unfortunately, management apparently heeded Wall Street’s call for a “smooth” rate of increase in earnings, and used reinsurance products and improper accounting to improve the cosmetics of their results. The resulting scandal caused the stock to drop from $73 to $47 even though it appears that the company’s earning power and competitive advantages are mostly intact. When the stock reached the low $50’s, we took a position, believing that we were buying a strong business, growing at 10-12% per year (or faster), at 12-13 times earnings.

          As a sidebar to the AIG discussion, the General Reinsurance subsidiary of Berkshire Hathaway sold AIG the reinsurance policy in question. Regulators have made it clear that Warren Buffett is not a target of their investigations, but it is conceivable that Berkshire will receive a fine if it is shown that General Re employees knew that AIG was not accounting for the policy properly. This has depressed Berkshire stock to some degree, but we do not believe there will be any permanent impact on the stock.

          Wal-Mart is a prime example of the traditional growth stock that is finally available at a price we were willing to pay. Wal-Mart’s growth rate has slowed somewhat and it has developed an image problem because of some of its employment practices and the fact that many communities fear its impact on local retailers. Nevertheless, we believe that Wal-Mart will be able to continue to grow earnings at 12-14% per year through a combination of opening new domestic and international stores, growth in sales at existing stores, and continued improvements in its cost structure. The stock price is lower than it was six years ago while earnings per share have more than doubled. We were unwilling to pay 30-40 times earnings for Wal-Mart, but at 17 times, we think we are getting a great company at a fair price.

          Hudson City Bancorp is a New Jersey savings and loan. It is reasonably well-managed and growing modestly. Small S&L’s are generally not great businesses, but we were attracted to this one because it was a mutual holding company planning to convert to a stockholder-owned company.

          Mutual thrifts are “owned” by their depositors, and when they are converted to stock companies, shares are offered to those depositors, often at very advantageous prices. If depositors do not subscribe for all the available shares, outside investors may buy them. Historically, the odds have been very good that these shares will trade up from the initial offering price. There is no such thing as a “free lunch,” but many of these “conversion” transactions come close. We have participated in many of them over the years, and though they are rarer these days, this one was large enough for us to buy positions for all of our Funds. The shares have risen over 17% from the offering price, but we see modest additional upside potential. We would prefer to fill our portfolios with great businesses purchased at cheap prices, but this is the kind of transaction that provides a welcome supplement to our investment return with very little downside risk. We wish there were more opportunities like this one.

          After this letter, there are several pages of supplemental information on each Fund. Each section contains a table and a graph showing 10 years of performance comparisons between each Fund and the S&P 500. There are tables showing the top ten stock holdings and industry sector weightings, largest net purchases and sales for the quarter, and largest net positive and negative contributions to each Fund’s results for the quarter. Finally, the Schedule of Investments for each Fund shows that Fund’s security holdings, arranged by industry.

Outlook

          Our letters always include a litany of things that investors might worry about—consumer debt, residential real estate speculation, leveraged speculation in mortgages and other fixed income securities, unpredictable derivative exposure of banks and corporations, trade and currency imbalances, and so on. We fully expect that some of these things will cause problems, possibly severe ones, for one segment of the investment universe or another. We will not be immune. However, we believe that in addition to lowering the average price-to-value of our stocks, our current portfolio contains companies with stronger balance sheets and better capacity to survive, and take advantage of, economic stress. These are interesting times, and I feel good about the prospects for our portfolios. Thank you for your patience and your confidence in our firm.

Sincerely,

Wallace R. Weitz
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FUND PERFORMANCE — VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1995	38.4%	37.5%	0.9%
Dec. 31, 1996	18.7	22.9	–4.2
Dec. 31, 1997	38.9	33.4	5.5
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
June 30, 2005 (6 months)	–2.3	–0.8	–1.5

10-Year Cumulative Return ended June 30, 2005	329.2	157.8	171.4
10-Year Average Annual Compound Return ended June 30, 2005	15.7	9.9	5.8

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1995, through June 30, 2005, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2005 was 8.4%, 8.0% and 15.7%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – VALUE FUND

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	6.8%	Media Content and Distribution	19.1%
Liberty Media	6.3	Mortgage Services	15.5
Comcast	5.6	Banking and Insurance	12.1
Countrywide Financial	5.0	Consumer Products and Services	7.2
Fannie Mae	4.8	Gaming, Lodging and Leisure	5.9
Washington Post	3.6	Telecommunications	4.3
IAC/InterActiveCorp	3.3	Healthcare	2.6
Wal-Mart	3.1	Diversified Industries	1.8
Host Marriott	3.0	Real Estate	1.1
Telephone & Data Systems	2.9	Commercial Services	0.2
		Financial Services	0.2
	44.4%	Government Agency Securities	0.1
		Short-Term Securities/Other	29.9

			100.0%

* As of June 30, 2005

Largest Net Purchases and Sales for Quarter Ended June 30, 2005

Net Purchases ($mil)		Net Sales ($mil)

Wal-Mart (new)	$123	Harrah’s/Caesars Entertainment#	$68
Tyco International (new)	76	Hilton Hotels (eliminated)	57
American International Group (new)	63	Host Marriott	41
CBRE Realty (new)	20	Forest City Enterprises	35
Molson Coors Brewing (new)	18	Fannie Mae	29

	$300		$230

Net Portfolio Purchases		$ 43

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2005

Positive ($mil)		Negative ($mil)

Countrywide Financial	$35	Comcast	$(26)
Harrah’s/Caesars Entertainment#	17	Washington Post	(10)
Fannie Mae	16	Berkshire Hathaway	(8)
IAC/InterActiveCorp	10	Charter Communications	(5)
Host Marriott	9	Liberty Media	(4)

	$87		$(53)

Net Portfolio Gains		$ 79

#        Harrah’s Entertainment and Caesars Entertainment merged during the quarter

VALUE FUND
Schedule of Investments in Securities
June 30, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 70.0%

Media Content and Distribution — 19.1%

Newspaper, Television, Radio and Content — 10.0%
Liberty Media Corp. - A*	24,600,000	$250,674,000
The Washington Post Co. CL B	172,000	143,625,160
Cumulus Media, Inc. - CL A*	400,000	4,712,000

		399,011,160
Cable Television — 9.1%
Comcast Corp. - Special CL A*	7,500,000	224,625,000
Liberty Global, Inc. - A*	2,100,000	98,007,000
Insight Communications Co.*	3,533,000	39,039,650
Adelphia Communications Corp. CL A* #	9,893,000	989,300

		362,660,950

		761,672,110
Mortgage Services — 15.5%

Originating and Investing — 8.0%
Countrywide Financial Corp.	5,198,000	200,694,780
Redwood Trust, Inc.†	2,000,000	103,200,000
Newcastle Investment Corp.	300,000	9,045,000
Bimini Mortgage Management, Inc.	400,000	5,640,000

		318,579,780
Government Agency — 7.5%
Fannie Mae	3,300,000	192,720,000
Freddie Mac	1,600,000	104,368,000

		297,088,000

		615,667,780
Banking and Insurance — 12.1%

Insurance — 8.5%
Berkshire Hathaway, Inc. CL B*	67,000	186,494,500
Berkshire Hathaway, Inc. CL A*	1,000	83,500,000
American International Group, Inc.	1,200,000	69,720,000

		339,714,500
Banking — 3.6%
Washington Mutual, Inc.	2,340,000	95,214,600
U.S. Bancorp	1,200,000	35,040,000
Hudson City Bancorp, Inc.	1,000,000	11,410,000

		141,664,600

		481,379,100

VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Consumer Products and Services — 7.2%

Retailing — 6.7%
IAC/InterActiveCorp* (a)	5,400,000	$129,870,000
Wal-Mart Stores, Inc.	2,600,000	125,320,000
Costco Wholesale Corp.(a)	300,000	13,446,000

		268,636,000
Consumer Goods — 0.5%
Molson Coors Brewing Co. - B	300,000	18,600,000

		287,236,000

Gaming, Lodging and Leisure — 5.9%

Host Marriott Corp.	6,880,000	120,400,000
Harrah’s Entertainment, Inc.	1,260,000	90,808,200
Six Flags, Inc.* †	5,150,000	23,947,500

		235,155,700

Telecommunications — 4.3%

Telephone and Data Systems, Inc.	1,460,000	59,582,600
Telephone and Data Systems, Inc. - Special	1,460,000	55,976,400
Qwest Communications International, Inc.*	14,731,000	54,652,010

		170,211,010

Healthcare — 2.6%

Suppliers and Distributors — 1.9%
Cardinal Health, Inc.(a)	1,200,000	69,096,000
Omnicare, Inc.	150,000	6,364,500

		75,460,500
Managed Care — 0.7%
UnitedHealth Group, Inc.	300,000	15,642,000
WellPoint, Inc.*	180,000	12,535,200

		28,177,200

		103,637,700
Diversified Industries — 1.8%

Tyco International Ltd.	2,500,000	73,000,000

VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Real Estate — 1.1%

Property Ownership and Management — 0.7%
CBRE Realty Finance, Inc. # †	1,350,000	$20,250,000
Capital Automotive REIT	150,000	5,725,500

		25,975,500
Construction and Development — 0.4%
Forest City Enterprises, Inc. CL A	250,000	17,750,000

		43,725,500

Commercial Services — 0.2%

First Data Corp.	200,000	8,028,000
Intelligent Systems Corp.*	32,835	65,998

		8,093,998

Financial Services — 0.2%

Janus Capital Group, Inc.	500,000	7,520,000

Total Common Stocks (Cost $2,169,858,647)		2,787,298,898

GOVERNMENT AGENCY SECURITIES — 0.1%

Federal Home Loan Bank 6.04% 9/08/05	$3,000,000	3,014,544
Federal Home Loan Bank 6.44% 11/28/05	1,000,000	1,012,224

Total Government Agency Securities (Cost $4,000,078)		4,026,768

SHORT-TERM SECURITIES — 30.0%

Wells Fargo Advantage Government Money Market Fund 3.0%(c)	57,958,403	57,958,403
Milestone Treasury Obligations Portfolio 2.9%(c)	42,579,541	42,579,541
Federal Home Loan Bank Discount Note 3.113% due 7/29/05(b)	$25,000,000	24,938,450
U.S. Treasury Bills, 2.735% to 3.055%, due 7/07/05 to 9/29/05(b)	1,073,000,000	1,068,070,905

Total Short-Term Securities (Cost $1,193,635,030)		1,193,547,299

Total Investments in Securities (Cost $3,367,493,755)		3,984,872,965
Covered Call Options Written — 0.0%		(1,977,500)
Other Liabilities in Excess of Other Assets — (0.1.%)		(3,452,394)

Net Assets — 100%		$3,979,443,071

Net Asset Value Per Share		$36.54

VALUE FUND
Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Cardinal Health, Inc.	January 2006 / $60	300,000	$(930,000)
Costco Wholesale Corp.	October 2005 / $45	300,000	(667,500)
IAC/InterActiveCorp	October 2005 / $25	200,000	(230,000)
IAC/InterActiveCorp	October 2005 / $27.50	400,000	(150,000)

Total Call Options Written (premiums received $3,304,188)			$(1,977,500)

*	Non-income producing
†	Non-controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on outstanding written options.
(b)	Interest rates presented for Treasury bills and discount notes represent the yield to maturity at the date of purchase.
(c)	Rate presented represents the annualized 7-day yield at June 30, 2005.

FUND PERFORMANCE — HICKORY FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1995	40.5%	37.5%	3.0%
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
June 30, 2005 (6 months)	0.3	–0.8	1.1

10-Year Cumulative Return ended June 30, 2005	310.4	157.8	152.6
10-Year Average Annual Compound Return ended June 30, 2005	15.2	9.9	5.3

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1995, through June 30, 2005, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2005 was 14.0%, 4.5% and 15.2%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – HICKORY FUND

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	7.2%	Mortgage Services	20.4%
Fannie Mae	6.7	Media Content and Distribution	18.5
Liberty Media	6.5	Consumer Products and Services	17.3
Countrywide Financial	6.1	Banking and Insurance	10.5
Redwood Trust	5.4	Telecommunications	7.8
Comcast	4.3	Healthcare	5.4
Cabela’s	4.2	Commercial Services	4.1
Wal-Mart	4.2	Diversified Industries	3.4
IAC/InterActiveCorp	4.2	Gaming, Lodging and Leisure	3.0
Liberty Global	3.5	Real Estate	1.9
		Financial Services	1.3
	52.3%	Short-Term Securities/Other	6.4

			100.0%

*	As of June 30, 2005

Largest Net Purchases and Sales for Quarter Ended June 30, 2005

Net Purchases ($mil)		Net Sales ($mil)

Wal-Mart (new)	$14.2	Harrah’s/Caesars Entertainment# (eliminated)	$12.5
Tyco International (new)	12.1	Cenveo (eliminated)	8.1
Hudson City Bancorp (new)	10.0	Omnicare	6.2
Cumulus Media	6.9	Countrywide Financial	3.7
CBRE Realty (new)	6.8	Freddie Mac (eliminated)	3.2

	$50.0		$33.7

Net Portfolio Purchases		$ 19.5

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2005

Positive ($mil)		Negative ($mil)

Countrywide Financial	$3.9	Comcast	$(1.9)
Cenveo	2.6	Cumulus Media	(1.6)
Fannie Mae	2.0	Berkshire Hathaway	(1.1)
Omnicare	1.9	Corinthian Colleges	(0.4)
Hudson City Bancorp	1.4	Tyco International	(0.4)

	$11.8		$(5.4)

Net Portfolio Gains		$ 17.5

#	Harrah’s Entertainment and Caesars Entertainment merged during the quarter

HICKORY FUND
Schedule of Investments in Securities
June 30, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 93.6%

Mortgage Services — 20.4%

Originating and Investing — 13.7%
Countrywide Financial Corp.	550,000	$21,235,500
Redwood Trust, Inc.	360,000	18,576,000
Newcastle Investment Corp.	140,000	4,221,000
Bimini Mortgage Management, Inc.	250,000	3,525,000

		47,557,500
Government Agency — 6.7%
Fannie Mae	400,000	23,360,000

		70,917,500

Media Content and Distribution — 18.5%

Newspaper, Television, Radio and Content — 9.9%
Liberty Media Corp. - A*	2,200,000	22,418,000
Cumulus Media, Inc. - CL A*	1,000,000	11,780,000

		34,198,000
Cable Television — 8.6%
Comcast Corp. - Special CL A*	500,000	14,975,000
Liberty Global, Inc. - A*	260,000	12,134,200
Insight Communications Co.*	250,000	2,762,500

		29,871,700

		64,069,700
Consumer Products and Services — 17.3%

Retailing— 14.1%
Cabela’s, Inc. CL A* #	660,600	14,110,416
Cabela’s, Inc. CL A*	25,000	534,000
Wal-Mart Stores, Inc.	300,000	14,460,000
IAC/InterActiveCorp* (a)	600,000	14,430,000
AutoZone, Inc.*	60,000	5,547,600

		49,082,016
Education — 3.2%
ITT Educational Services, Inc.*	135,000	7,211,700
Corinthian Colleges, Inc.* (a)	300,000	3,831,000

		11,042,700

		60,124,716

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Banking and Insurance — 10.5%

Insurance — 7.2%
Berkshire Hathaway, Inc. CL A*	300	$25,050,000

Banking — 3.3%
Hudson City Bancorp, Inc.	1,000,000	11,410,000

		36,460,000

Telecommunications — 7.8%

Leap Wireless International, Inc.*	311,000	8,630,250
Qwest Communications International, Inc.*	2,261,000	8,388,310
Telephone and Data Systems, Inc.	100,000	4,081,000
Telephone and Data Systems, Inc. - Special	100,000	3,834,000
Lynch Interactive Corp.*	100,000	2,245,000

		27,178,560

Healthcare — 5.4%

Suppliers and Distributors — 3.5%
Omnicare, Inc.	150,000	6,364,500
Cardinal Health, Inc.(a)	100,000	5,758,000

		12,122,500
Providers — 1.9%
Pediatrix Medical Group, Inc.*	89,000	6,545,060

		18,667,560

Commercial Services — 4.1%

Coinstar, Inc.*	373,575	8,476,417
Iron Mountain, Inc.*	180,000	5,583,600

		14,060,017

Diversified Industries —3.4%

Tyco International Ltd.	400,000	11,680,000

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Gaming, Lodging and Leisure — 3.0%

Host Marriott Corp.	400,000	$7,000,000
Six Flags, Inc.*	700,000	3,255,000

		10,255,000

Real Estate - Property Ownership and Management — 1.9%

CBRE Realty Finance, Inc.#	450,000	6,750,000

Financial Services — 1.3%

Janus Capital Group, Inc.	300,000	4,512,000

Total Common Stocks (Cost $290,892,665)		324,675,053

SHORT-TERM SECURITIES — 6.6%

Wells Fargo Advantage Government Money Market Fund 3.0%(b) (Cost $22,859,180)	22,859,180	22,859,180

Total Investments in Securities (Cost $313,751,845)		347,534,233
Options Written — (0.2%)		(681,925)
Other Assets Less Other Liabilities — 0.0%		92,162

Net Assets — 100%		$346,944,470

Net Asset Value Per Share		$32.96

HICKORY FUND
Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Cardinal Health, Inc.	January 2006 / $60	100,000	$(310,000)
Corinthian Colleges, Inc.	November 2005 / $15	175,600	(105,360)
IAC/InterActiveCorp	October 2005 / $25	35,000	(40,250)
IAC/InterActiveCorp	October 2005 / $27.50	65,000	(24,375)

			(479,985)

Put Options

Corinthian Colleges, Inc.	November 2005 / $12.50	175,600	(201,940)

Total Options Written (premiums received $1,019,885)			$(681,925)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2005.

FUND PERFORMANCE — PARTNERS VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1995	38.7%	37.5%	1.2%
Dec. 31, 1996	19.2	22.9	–3.7
Dec. 31, 1997	40.6	33.4	7.2
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
June 30, 2005 (6 months)	–1.9	–0.8	–1.1

10-Year Cumulative Return ended June 30, 2005	325.9	157.8	168.1
10-Year Average Annual Compound Return ended June 30, 2005	15.6	9.9	5.7

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1995, through June 30, 2005, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2005 was 8.9%, 7.1% and 15.6%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – PARTNERS VALUE FUND

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	7.3%	Media Content and Distribution	19.8%
Liberty Media	6.5	Banking and Insurance	14.7
Comcast	5.3	Mortgage Services	14.5
Countrywide Financial	5.0	Gaming, Lodging and Leisure	8.7
Fannie Mae	4.8	Consumer Products and Services	7.8
Washington Post	4.1	Telecommunications	4.5
Host Marriott	3.5	Healthcare	3.5
Wal-Mart	3.4	Diversified Industries	1.7
IAC/InterActiveCorp	3.4	Real Estate	1.0
Harrah’s Entertainment	3.3	Financial Services	0.2
		Commercial Services	0.2
	46.6%	Government Agency Securities	0.1
		Short-Term Securities/Other	23.3

			100.0%

*	As of June 30, 2005

Largest Net Purchases and Sales for Quarter Ended June 30, 2005

Net Purchases ($mil)		Net Sales ($mil)

Wal-Mart (new)	$86	Host Marriott	$22
Tyco International (new)	45	Cenveo (eliminated)	18
American International Group (new)	42	Fannie Mae	17
Molson Coors Brewing (new)	12	Harrah’s/Caesars Entertainment#	15
Hudson City Bancorp (new)	10	Hilton Hotels	15

	$195		$87

Net Portfolio Purchases		$ 97

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2005

Positive ($mil)		Negative ($mil)

Countrywide Financial	$23	Comcast	$(16)
Harrah’s/Caesars Entertainment#	11	Washington Post	(7)
Fannie Mae	10	Berkshire Hathaway	(6)
IAC/InterActiveCorp	6	Charter Communications	(3)
Host Marriott	6	Liberty Media	(3)

	$56		$(35)

Net Portfolio Gains		$ 53

#        Harrah’s Entertainment and Caesars Entertainment merged during the quarter

PARTNERS VALUE FUND
Schedule of Investments in Securities
June 30, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 76.6%

Media Content and Distribution — 19.8%

Newspaper, Television, Radio and Content — 10.8%
Liberty Media Corp. - A*	16,300,000	$166,097,000
The Washington Post Co. CL B	125,000	104,378,750
Daily Journal Corp.* †	116,000	4,413,800

		274,889,550
Cable Television — 9.0%
Comcast Corp. - Special CL A*	4,500,000	134,775,000
Liberty Global, Inc. - A*	1,320,000	61,604,400
Insight Communications Co.*	2,834,439	31,320,551
Adelphia Communications Corp. CL A* #	6,494,000	649,400

		228,349,351

		503,238,901
Banking and Insurance — 14.7%

Insurance — 9.1%
Berkshire Hathaway, Inc. CL B*	34,000	94,639,000
Berkshire Hathaway, Inc. CL A*	1,100	91,850,000
American International Group, Inc.	800,000	46,480,000

		232,969,000
Banking — 5.6%
Washington Mutual, Inc.	1,800,000	73,242,000
U.S. Bancorp	1,100,000	32,120,000
North Fork Bancorporation, Inc.	900,000	25,281,000
Hudson City Bancorp, Inc.	1,000,000	11,410,000

		142,053,000

		375,022,000
Mortgage Services — 14.5%

Government Agency — 7.4%
Fannie Mae	2,100,000	122,640,000
Freddie Mac	1,000,000	65,230,000

		187,870,000

Originating and Investing — 7.1%
Countrywide Financial Corp.	3,302,000	127,490,220
Redwood Trust, Inc.	1,050,000	54,180,000

		181,670,220

		369,540,220

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Gaming, Lodging and Leisure — 8.7%

Host Marriott Corp.	5,020,000	$87,850,000
Harrah’s Entertainment, Inc.(a)	1,180,000	85,042,600
Hilton Hotels Corp.	1,350,000	32,197,500
Six Flags, Inc.*	3,700,000	17,205,000

		222,295,100

Consumer Products and Services — 7.8%

Retailing — 7.3%
Wal-Mart Stores, Inc.	1,800,000	86,760,000
IAC/InterActiveCorp* (a)	3,600,000	86,580,000
Costco Wholesale Corp.(a)	200,000	8,964,000
Cabela’s, Inc. CL A*	200,000	4,272,000

		186,576,000
Consumer Goods — 0.5%
Molson Coors Brewing Co. - B	200,000	12,400,000

		198,976,000

Telecommunications — 4.5%

Telephone and Data Systems, Inc.	1,020,000	41,626,200
Telephone and Data Systems, Inc. - Special	1,020,000	39,106,800
Qwest Communications International, Inc.*	9,121,000	33,838,910

		114,571,910

Healthcare — 3.5%

Suppliers and Distributors — 2.0%
Cardinal Health, Inc.(a)	800,000	46,064,000
Omnicare, Inc.	100,000	4,243,000

		50,307,000
Providers — 0.8%
Laboratory Corporation of America Holdings*	400,000	19,960,000

Managed Care — 0.7%
UnitedHealth Group, Inc.	200,000	10,428,000
WellPoint, Inc.*	120,000	8,356,800

		18,784,800

		89,051,800

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Diversified Industries — 1.7%

Tyco International Ltd.	1,500,000	$43,800,000

Real Estate — Construction and Development — 1.0%

Forest City Enterprises, Inc. CL A	360,000	25,560,000

Financial Services — 0.2%

Janus Capital Group, Inc.	300,000	4,512,000

Commercial Services — 0.2%

First Data Corp.	100,000	4,014,000
Intelligent Systems Corp.*	130,409	262,122

		4,276,122

Total Common Stocks (Cost $1,460,652,639)		1,950,844,053

GOVERNMENT AGENCY SECURITIES — 0.1%

Federal Home Loan Bank 6.44% 11/28/05 (Cost $2,500,195)	$2,500,000	2,530,560

SHORT-TERM SECURITIES — 23.6%

Wells Fargo Advantage Government Money Market Fund 3.0%(c)	35,821,110	35,821,110
Milestone Treasury Obligations Portfolio 2.9%(c)	42,659,401	42,659,401
Federal Home Loan Bank Discount Note 3.113% 7/29/05(b)	$20,000,000	19,950,760
U.S. Treasury Bills, 2.735% to 3.055%, due 7/07/05 to 9/29/05(b)	505,500,000	502,980,623

Total Short-Term Securities (Cost $601,440,119)		601,411,894

Total Investments in Securities (Cost $2,064,592,953)		2,554,786,507
Covered Call Options Written — (0.1%)		(2,435,750)
Other Liabilities in Excess of Other Assets— (0.2%)		(6,167,041)

Net Assets — 100%		$2,546,183,716

Net Asset Value Per Share		$23.33

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Cardinal Health, Inc.	January 2006 / $60	200,000	$(620,000)
Costco Wholesale Corp.	October 2005 / $45	200,000	(445,000)
Harrah’s Entertainment, Inc.	November 2005 / $70	200,000	(1,120,000)
IAC/InterActiveCorp	October 2005 / $25	130,000	(149,500)
IAC/InterActiveCorp	October 2005 / $27.50	270,000	(101,250)

Total Call Options Written (premiums received $3,283,909)			$(2,435,750)

*	Non-income producing
†	Non-controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on outstanding written options.
(b)	Interest rates presented for Treasury bills and discount notes represent the yield to maturity at the date of purchase.
(c)	Rate presented represents the annualized 7-day yield at June 30, 2005.

PORTFOLIO MANAGER LETTER – WEITZ BALANCED FUND

July 11, 2005

Dear Fellow Shareholder:

          The second calendar quarter was a good one for the Balanced Fund. Our total return for the quarter was 3.1% versus 1.8% for our primary benchmark, the Blended Index†.

          The table below shows the performance of the Balanced Fund over various periods, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*
	(Through 6/30/05)

	Quarter	YTD	1-Year

Weitz Balanced Fund	3.1%	1.4%	11.1%

Blended Index†	1.8	0.2	5.7
S&P 500	1.4	-0.8	6.3
Lehman Brothers Intermediate U.S. Government/Credit Index	2.5	1.6	4.8

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Portfolio Review

          The Balanced Fund benefited as the broader stock and bond markets rebounded from first quarter losses. Despite this recovery, year-to-date returns for most asset classes remain stubbornly lackluster. The economy and corporate profits continue to grow, but generally high valuations are a headwind. Choppy markets are annoying in the short term, but they do provide longer term opportunities for the Fund.

          We added five new companies to the portfolio this quarter and increased the size of several existing holdings, resulting in an asset allocation of 49% stocks, 21% bonds and 30% cash and short-term securities. Our allocation to equities is now at the highest level since the Fund’s inception. We purchased two terrific businesses at reasonable prices (Wal-Mart Stores and The Washington Post), two companies with near-term challenges at compelling prices (Molson Coors and Corinthian Colleges), and a plain vanilla thrift at a “one-off” discount price (Hudson City Bancorp).

          Wal-Mart Stores, Inc. needs little introduction. This dominant retailer is a value compounding machine. Wal-Mart’s relentless customer focus, low cost operating model, unparalleled logistics network and buying power are tremendous competitive advantages. These advantages have allowed the company to deliver low prices to the customer while earning high returns on investment and generating huge amounts of discretionary cash flow. Wal-Mart has been able to reinvest this cash flow back into the business at attractive returns, fueling a virtuous cycle that has helped cement its competitive edge.

          Wal-Mart is unlikely to sustain its historical growth rate. Still, the company is very likely to continue growing square footage, sales and profits within reasonably predictable and narrow bands. The remaining growth opportunity is surprisingly large given the company’s already enormous size. By placing supercenters closer together (i.e., increasing unit density) and entering new markets, Wal-Mart has the potential to profitably grow domestic square footage at a high single digit rate for at least another decade. The international opportunity is even larger and relatively nascent.

          We expect the combination of new square footage, low single digit same store sales growth, modest expense leverage and share repurchases to drive continued double-digit growth in per share value. Wal-Mart faces economic, social and public relations challenges on several fronts, many stemming directly from the company’s sheer size and success. We don’t take these risks lightly; however, we think they are reflected in the company’s depressed stock price.

          The stock price, of course, is the final piece of the puzzle. We have long admired Wal-Mart’s business, but the price has typically been far out of our range. We were incredulous when the company traded at nearly 40 times earnings just a few years ago (post bubble, even!). Since then, Wal-Mart’s earnings have continued to march higher while the stock has languished. As a result, we were able to purchase shares at 17 times our estimate of forward earnings. From a high $40’s stock price, this core holding’s long-term return potential is very favorable, with a risk profile that is below average.

          The Washington Post Company is a collection of traditional media assets coupled with a fast growing education division, all run by a terrific management team focused solely on creating long-term value. The Post’s irreplaceable media assets include The Washington Post newspaper and Newsweek magazine. The company’s six broadcast television stations face longer term challenges but continue to churn out cash flow, while Cable One is a collection of well-run cable systems in smaller communities.

          The Kaplan education subsidiary is broken into two categories: supplemental education and higher education. The supplemental education division includes test preparation services, continuing education and licensing programs for adults, and computer-based learning and tutoring for children. The higher education division provides post-secondary education in both classroom-based and online settings. The company offers a mix of bachelor degree, associate degree and diploma programs.

          A few years ago we arguably valued some of the media assets too highly, and we clearly under-estimated the education division. Fortunately, management and the board had foresight and continued to invest aggressively in the education business. Kaplan has grown revenue rapidly for several years and now generates significant operating income. Over time Kaplan is likely to represent a growing piece of the total value pie. As Kaplan self-funds more of its growth, additional free cash flow from the media businesses will be freed up to reinvest, acquire or shrink the capital base.

          Molson Coors Brewing Company was formed by the merger of the two namesake businesses earlier this year. The combined company has significant operations and market positions in the U.S., Canada, U.K. and Brazil. The stock fell more than 20% when the company announced first quarter results that were well below expectations. The beer industry is in the doldrums, and Molson’s quarter was even worse due to market share losses.

          Our investment thesis is based on expected margin improvements over the next two to three years. The projected synergies are readily identifiable and well within management’s control. Near term results are likely to remain soft, though the business still generates plenty of cash flow. We expect management to use that cash flow over the next few years to rationalize plant capacity, pay down debt and shore up an under-funded pension plan. The resulting free cash flow potential of the business is well above current levels.

          The primary risk is that the base business melts along the way. We don’t think the beer industry is in permanent decline, despite recent volume trends favoring spirits. Molson Coors’ brands have different degrees of market power by geography, but the portfolio as a whole has an acceptable competitive position. (Brazil is the exception, and it is in poor shape. Our value estimate for this part of the business is actually negative due to a legacy potential tax liability).

          Corinthian Colleges, Inc. is another turnaround project. The company provides career-oriented education for adult learners, primarily in faster growth markets. Corinthian operates diploma and degree programs with a focus on the allied health, business and information technology fields. The stock has been on a roller coaster ride since last summer, when the company first fell short of Wall Street’s lofty expectations.

          Corinthian faces several near-term challenges. First, the company is digesting a series of recent acquisitions, most notably a large group of poorly performing campuses in Canada. Second, the company is transitioning management from the founder to a new team. Third, the company is finding it more difficult and expensive to attract new students due to competitive pressures and increased advertising costs.

          Corinthian will not solve these problems overnight, but we do think the issues are largely temporary and fixable. The potential earnings power of the business vastly exceeds current results. The investment has a relatively wide range of possible outcomes, due partly to the company’s smaller size and execution challenges. The cash generative nature of the business and Corinthian’s strong balance sheet temper the risk of permanent loss from today’s price.

          Hudson City Bancorp, Inc. is a New Jersey-based thrift with low cost operations, a prudent organic growth strategy, and a seasoned management team with a proven track record. In short, Hudson City is a very good version of a very average business. We are only interested in such investments at highly attractive prices. The company’s large stock offering in a “second-step conversion” (the final stage of its transition from a mutual company to a stock company) provided our opportunity.

          We bought shares in Hudson City’s offering at a significant discount to our value estimate, which speaks more to the arcane nature of the offering than our valuation prowess. The stock has risen nicely from our purchase price, and we think it remains undervalued. The trick from here is for management to put the newly raised capital to work at decent returns by continuing to execute its straightforward strategy. As the business grows into its over-capitalized balance sheet, we expect the valuation to more fully reflect the underlying earnings power of the company.

Outlook

          We were encouraged to find a handful of new investment ideas last quarter. As always, the near-term outlook for the market is unclear. Valuations remain on the high side, and several of our companies are approaching full value. We have added one new company to the portfolio already in the third quarter, and we have sold one strong performer as well. We look forward to updating you on these and other developments in the fall. Until then, have a great summer, and thanks for investing your capital with us.

Regards,

Bradley P. Hinton	Wallace R. Weitz
Co-Portfolio Manager	Co-Portfolio Manager

          P.S. This will be the last Balanced Fund letter that I will sign, since Brad will assume full management responsibility for the Fund on August 1. The change from a co-manager format is mostly a formality to recognize Brad’s leadership managing the Balanced Fund since it was started almost two years ago. All eight of our investment professionals collaborate in the research and analysis process involved in managing all of our Funds, but Brad deserves primary credit for the management and strong performance of the Balanced Fund.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

BALANCED FUND
Schedule of Investments in Securities
June 30, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 49.3%

Consumer Products and Services — 12.8%

Retailing — 7.0%
Wal-Mart Stores, Inc.	25,000	$1,205,000
IAC/InterActiveCorp*	50,000	1,202,500
Cabela’s, Inc. CL A*	45,320	968,035
Cabela’s, Inc. CL A* #	14,680	313,565
AutoZone, Inc.*	5,500	508,530

		4,197,630

Consumer Goods — 3.5%
Molson Coors Brewing Co. - B	17,000	1,054,000
Mohawk Industries, Inc.*	7,000	577,500
Diageo PLC - Sponsored ADR	7,500	444,750

		2,076,250

Education — 2.3%
ITT Educational Services, Inc.*	15,000	801,300
Corinthian Colleges, Inc.*	44,000	561,880

		1,363,180

		7,637,060

Media Content and Distribution — 8.6%

Newspaper, Television, Radio and Content — 5.0%
Liberty Media Corp. - A*	150,000	1,528,500
Cumulus Media, Inc. - CL A*	75,000	883,500
The Washington Post Co. CL B	700	584,521

		2,996,521

Cable Television — 3.6%
Comcast Corp. - Special CL A*	44,000	1,317,800
Liberty Global, Inc. - A*	17,500	816,725

		2,134,525

		5,131,046

Banking and Insurance — 8.5%

Banking — 5.3%
Hudson City Bancorp, Inc.	150,000	1,711,500
Wells Fargo & Co.	9,000	554,220
Washington Mutual, Inc.	13,000	528,970
U.S. Bancorp	14,000	408,800

		3,203,490

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Insurance — 3.2%
Berkshire Hathaway, Inc. CL B*	680	$1,892,780

		5,096,270

Mortgage Services — 7.7%

Originating and Investing — 4.4%
Countrywide Financial Corp.	47,500	1,833,975
Redwood Trust, Inc.	15,000	774,000

		2,607,975

Government Agency — 3.3%
Fannie Mae	22,000	1,284,800
Freddie Mac	11,000	717,530

		2,002,330

		4,610,305

Healthcare — 5.5%

Managed Care — 2.4%
UnitedHealth Group, Inc.	14,000	729,960
WellPoint, Inc.*	10,000	696,400

		1,426,360

Providers — 2.1%
Pediatrix Medical Group, Inc.*	9,500	698,630
Laboratory Corporation of America Holdings*	11,500	573,850

		1,272,480

Suppliers and Distributors — 1.0%
Omnicare, Inc.	14,500	615,235

		3,314,075

Commercial Services — 3.9%

Coinstar, Inc.*	44,000	998,360
First Data Corp.	17,000	682,380
Iron Mountain, Inc.*	20,000	620,400

		2,301,140

Gaming, Lodging and Leisure — 1.4%

Harrah’s Entertainment, Inc.	11,470	826,643

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Telecommunications — 0.9%

Telephone and Data Systems, Inc.	7,000	$285,670
Telephone and Data Systems, Inc. - Special	7,000	268,380

		554,050

Total Common Stocks (Cost $26,495,101)		29,470,589

CORPORATE BONDS — 2.0%

Telephone and Data Systems, Inc. 7.0% 8/01/06	$500,000	511,870
Liberty Media Corp. 3.5% 9/25/06	125,000	123,352
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	298,227
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	254,060

Total Corporate Bonds (Cost $1,187,993)		1,187,509

MORTGAGE-BACKED SECURITIES — 1.8%

Federal Agency CMO and REMIC — 1.8%

Freddie Mac 6.0% 4/15/27 (Estimated Average Life 0.4 years)	68,106	68,255
Fannie Mae 4.25% 6/25/33 (Estimated Average Life 0.9 years)	266,637	266,358
Freddie Mac 4.5% 1/15/10 (Estimated Average Life 4.4 years)	750,000	754,925

Total Mortgage-Backed Securities (Cost $1,097,731)		1,089,538

U.S. TREASURY AND GOVERNMENT AGENCY — 16.7%

U.S. Treasury — 12.1%

U.S. Treasury Note 1.625% 9/30/05	300,000	298,957
U.S. Treasury Note 3.5% 11/15/06	300,000	299,754
U.S. Treasury Note 3.75% 3/31/07	500,000	500,918
U.S. Treasury Note 3.0% 11/15/07	300,000	295,735
U.S. Treasury Note 3.375% 2/15/08	1,250,000	1,241,309
U.S. Treasury Note 3.125% 10/15/08	300,000	294,855
U.S. Treasury Note 3.0% 2/15/09	400,000	390,782
U.S. Treasury Note 2.625% 3/15/09	500,000	481,934
U.S. Treasury Note 3.625% 7/15/09	500,000	498,496
U.S. Treasury Note 6.5% 2/15/10	400,000	446,516
U.S. Treasury Note 4.0% 3/15/10	1,000,000	1,011,211

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

U.S. Treasury — 12.1% (continued)

U.S. Treasury Note 5.0% 2/15/11	$400,000	$425,110
U.S. Treasury Note 5.0% 8/15/11	500,000	533,223
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	526,470	542,449

		7,261,249
Government Agency Securities — 4.6%

Fannie Mae 3.25% 12/21/07(a)	400,000	399,292
Federal Home Loan Bank 4.125% 3/20/08	500,000	500,465
Federal Home Loan Bank 3.55% 4/15/08	500,000	496,092
Freddie Mac 4.0% 4/28/09	240,000	239,887
Fannie Mae 4.01% 10/21/09	400,000	399,602
Federal Home Loan Bank 4.16% 12/08/09	400,000	398,920
Fannie Mae 5.5% 7/18/12	300,000	300,299

		2,734,557

Total U.S. Treasury and Government Agency (Cost $9,957,572)		9,995,806

SHORT-TERM SECURITIES — 30.1%

Wells Fargo Advantage Government Money Market Fund 3.0%(c)	520,719	520,719
U.S. Treasury Bills, 2.735% to 3.055%, due 7/07/05 to 9/01/05(b)	$17,500,000	17,452,187

Total Short-Term Securities (Cost $17,973,551)		17,972,906

Total Investments in Securities (Cost $56,711,948)		59,716,348
Other Assets Less Other Liabilities — 0.1%		72,864

Net Assets — 100%		$59,789,212

Net Asset Value Per Share		$11.32

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of June 30, 2005.
(b)	Interest rates presented for Treasury bills represent the yield to maturity at the date of purchase.
(c)	Rate presented represents the annualized 7-day yield at June 30, 2005.

PORTFOLIO MANAGER LETTER – FIXED INCOME FUND AND
GOVERNMENT MONEY MARKET FUND

July 15, 2005

Dear Fellow Shareholder:

Fixed Income Fund Overview

          The Fixed Income Fund’s total return for the second quarter of 2005 was +1.4%, which consisted of approximately +0.8% from net interest income (after deducting fees and expenses) and +0.6% from (net unrealized) appreciation of our bonds and other investments. Our second quarter return lagged the +2.5% return of the Lehman Brothers Intermediate U.S. Government / Credit Index, our Fund’s primary benchmark, principally due to our defensively positioned, shorter average life portfolio.

          Total returns for longer periods of time are listed in the table below. Two additional Lehman Brothers Indexes (1-3 and 1-5 year) with a shorter average maturity are included in the table for added perspective, given our Fund’s defensive propensity (i.e. a shorter average maturity than the Lehman Intermediate Index).

	Average Annual Total Returns**
	(Through 6/30/05)

	1-Year	3-Year	5-Year	10-Year

Fixed Income Fund	3.3%	4.8%	5.9%	5.8%

Lehman Brothers Intermediate U.S. Government/Credit Index *	4.8	5.1	6.9	6.3
Lehman Brothers 1-5 Year U.S. Government/Credit Index *	2.9	3.7	5.8	5.8
Lehman Brothers 1-3 Year U.S. Government/Credit Index*	2.2	2.9	5.0	5.4

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

The following table and chart shows a profile of our portfolio and asset allocation as of June 30:

Average Maturity	2.8 years
Average Duration	1.8 years
Average Coupon	3.9%
30-Day SEC Yield at 6-30-05	2.9%
Average Rating	AAA

Overview

          The domestic economy continued to chug along in the second quarter with solid growth and moderately inflationary pressures. U.S. Gross Domestic Product grew at a 3.8% annualized rate. Corporate profits were strong. The labor market remained solid as new jobs were added in each month of the quarter at a rate similar to that of the first three months of the year. The unemployment rate fell to 5% in June, the lowest level since before 9/11/01. Consumer spending was robust, the housing market was firm, and inflation statistics improved.

          Against this favorable, perhaps idyllic, economic backdrop, the Federal Reserve continued to raise short-term interest rates at a “measured” pace, the 8th and 9th increases since the tightening cycle began last June. The Fed Funds rate ended the quarter at 3.25%, up from 1% a year ago.

          Longer-term interest rates, however, refused to play along and actually declined in the quarter. This resulted in a further “flattening” of the yield curve where short-term and long-term interest rates continued to converge.

          One year ago, at the onset of the Fed’s decision to raise short-term interest rates, the difference between 2-year and 10-year Treasury bonds was 110 basis points (1 basis point equals 1/100 of 1%). As of June 30th, that spread had compressed to 28 basis points.

          A flattening yield curve isn’t good or bad, per se, but does point to investors’ willingness to accept less compensation, in terms of incremental “coupon” return, for lending/investing for longer periods of time. Put another way, the potential risk to owning longer-term bonds rose relative to shorter-term bonds since investors in longer-term bonds now have less of a “coupon cushion” given any change in interest rates.

Portfolio Review

          We made minimal changes to the Fund during the quarter. Our largest sector concentrations are unchanged from the previous quarter, namely Government Agency (23.7%), Mortgage-Backed (21.4%), and U.S. Treasury Securities (18.4%). New purchases in the quarter were directed toward shorter average life mortgage-backed securities and government agency bonds.

          The average maturity of our Fund was unchanged from the previous quarter (2.8 years) but the average coupon on the portfolio increased modestly as we were able to reinvest in higher yielding securities.

          Our exposure to corporate bonds remains low when compared to our Fund’s historical standards. We are happy to own corporate bonds and would generally prefer to since their yields, and therefore “coupon” returns, are higher than U.S. Treasuries. However, we continue to feel investors are being inadequately compensated for assuming more credit risk. Approximately 60% of the corporate bonds currently in our portfolio will mature in less than two years while the balance is in strong credits such as Berkshire Hathaway and Countrywide Home Loans.

Investment Strategy

          Our strategy towards fixed-income investing is fundamentally focused, price disciplined and long-term oriented. Our goal is to generate a reasonable return over time without exposing shareholders to excessive interest rate risks.

          Since much of the long-term return to bondholders comes in the form of “coupon” or income returns, we have tended to invest in a portfolio of short- to intermediate-term bonds. We feel this approach allows us to capture most of the “coupon” returns of longer-term bonds while assuming meaningfully less interest rate risk. This is especially true given today’s flatter yield curve environment.

Outlook

          While reading a recent “Grant’s Interest Rate Observer”, a biweekly publication which often provides thoughtful investment insight, I was re-reminded of a key tenet/lesson in macroeconomics – “you never know”. The author, Jim Grant, mentions the obvious fact that the future is uncertain. He also points out the less obvious fact that the history of interest-rate forecasting is the “history of errors”. We have long believed the latter lesson and have positioned our portfolio accordingly. We can’t predict the direction of interest rates and we avoid investments where success hinges on an accurate interest rate bet.

          At the risk of sounding predictive, today’s fixed-income landscape remains challenging. Nominal and real interest rates are low, credit spreads are narrow, and inflation is much higher than a year ago. Overall, we feel the margin of safety is small for bond investors. Faced with these kinds of investment headwinds, we intend to maintain a cautious position. When conditions change, we will be in a good position to take advantage of any opportunities.

Government Money Market Fund Overview

          The Government Money Market Fund closed the second quarter with 7-day and 30-day yields of 2.5% and  2.4%, respectively. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

          Short-term interest rates continued to rise during the quarter as the Federal Reserve tightened monetary policy further in response to an improving domestic economy. Since the Fed began its tightening campaign last June, the Fed Funds rate (the overnight lending rate between banks) has been increased 9 times, to 3.25% as of June 30th. Monetary policy actions have a direct effect on the front end of the yield curve, typically securities maturing in less than a year. Consequently, the Fed’s actions have resulted in a growing income stream for money market and other ultra short-term fixed-income investors.

          The strategy in our Government Money Market Fund remains conservative. We invest in short-term government and government agency securities that have a weighted average maturity of less than 90 days. The types of securities we typically invest in consist of U.S. Treasury bills and government agency discount notes (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

          Overall, our portfolio’s yield has risen materially from a year ago and it seems likely that the Fund’s yield will continue to rise this quarter. It also appears reasonable that the Fed is getting closer to the end of its tightening cycle than the beginning. Consequently, we may extend the average life (but no longer than 90 days) of the Fund to lock in higher yields at some point.

          If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

PORTFOLIO PROFILE — FIXED INCOME FUND

Credit Quality Ratings

U.S. Treasury and Mortgage-Backed Securities	66.2%
Aaa/AAA	25.7
Aa/AA	0.3
A/A	1.2
Baa/BBB	1.7
Ba/BB	1.2
B/B, below, and non-rated	0.6
Cash Equivalents	3.1

100.0%

Sector Breakdown

U.S. Treasury and Government Agency	42.1%
Short-Term Securities/Other	29.6
Mortgage-Backed Securities	21.4
Corporate Bonds	5.3
Taxable Municipal Bonds	1.5
Common Stocks	0.1

100.0%

FIXED INCOME FUND
Schedule of Investments in Securities
June 30, 2005
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 5.3%

Century Communications Sr. Notes 9.5% 3/01/05*	$750,000	$776,250
General Motors Acceptance Corp. Debs. 6.625% 10/15/05	600,000	602,911
Telephone & Data Systems, Inc. 7.0% 8/01/06	985,000	1,008,384
Cox Communications, Inc. 7.75% 8/15/06	1,000,000	1,032,876
Liberty Media Corp. 3.5% 9/25/06	850,000	838,794
Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	1,000,000	1,057,449
HMH Properties, Inc. 7.875% 8/01/08	56,000	57,120
Liberty Media Corp. 7.875% 7/15/09	500,000	534,047
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	372,784
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	965,638
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	1,002,464
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	762,179

Total Corporate Bonds (Cost $8,833,010)		9,010,896

MORTGAGE-BACKED SECURITIES — 21.4%

Federal Agency CMO and REMIC — 18.2%

Freddie Mac 3.5% 9/15/10 (Estimated Average Life 0.1 years)	99,152	99,079
Freddie Mac 5.5% 3/15/14 (Estimated Average Life 0.2 years)	281,357	281,610
Freddie Mac 6.0% 4/15/27 (Estimated Average Life 0.4 years)	510,794	511,910
Fannie Mae 5.5% 12/25/26 (Estimated Average Life 0.7 years)	1,485,333	1,494,962
Fannie Mae 4.25% 6/25/33 (Estimated Average Life 0.9 years)	1,125,210	1,124,032
Fannie Mae 5.0% 9/25/27 (Estimated Average Life 1.1 years)	2,000,000	2,010,668
Freddie Mac 5.5% 2/15/16 (Estimated Average Life 1.4 years)	2,500,000	2,544,950
Fannie Mae 6.0% 5/25/31 (Estimated Average Life 1.5 years)	3,531,159	3,591,339
Fannie Mae 5.0% 3/25/15 (Estimated Average Life 1.6 years)	1,000,000	1,010,154
Fannie Mae 3.5% 10/25/13 (Estimated Average Life 2.1 years)	2,150,000	2,122,305
Freddie Mac 4.0% 5/15/19 (Estimated Average Life 2.6 years)	3,459,471	3,435,779
Fannie Mae 4.0% 11/25/13 (Estimated Average Life 2.9 years)	2,000,000	2,005,046
Freddie Mac 5.5% 4/15/24 (Estimated Average Life 3.0 years)	2,000,000	2,047,549
Fannie Mae 4.5% 10/25/17 (Estimated Average Life 3.2 years)	1,409,416	1,409,354
Freddie Mac 4.5% 1/15/10 (Estimated Average Life 4.4 years)	4,250,000	4,277,907
Fannie Mae 4.5% 4/25/17 (Estimated Average Life 5.1 years)	3,000,000	3,011,572

		30,978,216

FIXED INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Agency Mortgage Pass-Through — 3.2%

Fannie Mae 4.0% 8/01/13 (Estimated Average Life 3.2 years)	$1,074,297	$1,069,448
Fannie Mae 6.5% 6/01/18 (Estimated Average Life 3.2 years)	70,961	73,896
Fannie Mae 4.5% 6/01/14 (Estimated Average Life 3.5 years)	1,354,481	1,360,514
Freddie Mac 5.0% 6/01/18 (Estimated Average Life 3.9 years)	664,187	672,384
Fannie Mae 5.0% 10/01/18 (Estimated Average Life 4.0 years)	2,191,259	2,218,210

		5,394,452

Total Mortgage-Backed Securities (Cost $36,613,721)		36,372,668

TAXABLE MUNICIPAL BONDS — 1.5%

Baltimore, Maryland 7.25% 10/15/05	325,000	328,523
Topeka, Kansas 4.5% 8/15/09	1,135,000	1,154,965
Stratford, Connecticut 6.55% 2/15/13	500,000	553,880
King County, Washington 8.12% 12/01/16	500,000	556,545

Total Taxable Municipal Bonds (Cost $2,537,427)		2,593,913

U.S. TREASURY AND GOVERNMENT AGENCY — 42.1%

U.S. Treasury — 18.4%

U.S. Treasury Note 3.75% 3/31/07	3,000,000	3,005,508
U.S. Treasury Note 3.5% 5/31/07	3,000,000	2,991,798
U.S. Treasury Note 3.375% 2/15/08	3,000,000	2,979,141
U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,884,770
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,891,604
U.S. Treasury Note 3.625% 7/15/09	3,000,000	2,990,979
U.S. Treasury Note 4.0% 3/15/10	6,000,000	6,067,266
U.S. Treasury Note 5.0% 8/15/11	3,000,000	3,199,338
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,105,880	2,169,798

		31,180,202

Government Agency — 23.7%

Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,009,696
Federal Home Loan Bank 6.44% 11/28/05	500,000	506,112
Federal Home Loan Bank 2.45% 3/23/07	2,000,000	1,955,722
Fannie Mae 3.25% 12/21/07(a)	2,000,000	1,996,460

FIXED INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency — 23.7% (continued)

Federal Home Loan Bank 4.125% 3/20/08	$5,000,000	$5,004,645
Federal Home Loan Bank 3.55% 4/15/08	3,095,000	3,070,806
Fannie Mae 4.08% 6/06/08	4,000,000	4,008,784
Freddie Mac 4.0% 4/28/09	240,000	239,887
Freddie Mac 3.25% 7/09/09	1,000,000	975,013
Fannie Mae 4.01% 10/21/09	2,000,000	1,998,008
Federal Home Loan Bank 4.16% 12/08/09	1,500,000	1,495,950
Fannie Mae 4.125% 4/28/10	2,000,000	2,011,552
Freddie Mac 4.125% 6/16/10	1,000,000	1,004,613
Federal Home Loan Bank 3.0% 6/30/10(a)	1,000,000	990,852
Freddie Mac 5.5% 9/15/11	1,000,000	1,077,019
Fannie Mae 5.5% 7/18/12	1,000,000	1,000,998
Fannie Mae 4.375% 7/17/13	2,000,000	1,974,850
Freddie Mac 5.125% 11/07/13	3,000,000	3,011,688
Freddie Mac 5.03% 12/30/13	2,775,000	2,792,802
Freddie Mac 5.0% 11/13/14	3,000,000	3,033,555

		40,159,012

Total U.S. Treasury and Government Agency (Cost $71,010,458)		71,339,214

COMMON STOCKS — 0.1%

Hanover Capital Mortgage Holdings, Inc. (Cost $115,312)	15,000	158,250

SHORT-TERM SECURITIES — 28.9%

Wells Fargo Advantage Government Money Market Fund 3.0%(c)	4,207,075	4,207,075
U.S. Treasury Bills, 2.849% to 3.078%, due 8/11/05 to 9/01/05(b)	$45,000,000	44,805,595

Total Short-Term Securities (Cost $49,013,326)		49,012,670

Total Investments in Securities (Cost $168,123,254)		168,487,611
Other Assets Less Other Liabilities — 0.7%		1,138,526

Net Assets — 100%		$169,626,137

Net Asset Value Per Share		$11.56

*	Non-income producing – issuer in default.
(a)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of June 30, 2005.
(b)	Interest rates presented for Treasury bills represent the yield to maturity at the date of purchase.
(c)	Rate presented represents the annualized 7-day yield at June 30, 2005.

GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
June 30, 2005
(Unaudited)

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 106.9%†

U.S. Treasury — 63.5%

U.S. Treasury Bill 3.055% 9/01/05	$12,000,000	$11,938,052
U.S. Treasury Bill 3.041% 9/29/05	10,000,000	9,925,750

		21,863,802

Government Agency — 43.4%

Federal Home Loan Bank Discount Note 3.113% 7/29/05	5,000,000	4,988,119
Federal Home Loan Bank Discount Note 3.219% 9/02/05	10,000,000	9,944,875

		14,932,994

Total U.S. Treasury and Government Agency		36,796,796

SHORT-TERM SECURITIES — 7.4%

Wells Fargo Advantage 100% Treasury Money Market Fund 2.4%(a)	2,566,949	2,566,949

Total Investments in Securities (Cost $39,363,745)		39,363,745
Other Liabilities in Excess of Other Assets — (14.3%)		(4,935,321)

Net Assets — 100%		$34,428,424

Net Asset Value Per Share		$1.00

†	Interest rates presented for Treasury bills and discount notes represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2005.

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Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock Richard D. Holland	Mary K. Beerling, Vice President, Secretary & Chief Compliance Officer
Thomas R. Pansing, Jr. Roland J. Santoni	Kenneth R. Stoll, Vice President & Chief Financial Officer
Barbara W. Schaefer
Delmer L. Toebben	Distributor
Wallace R. Weitz	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company

Custodian	Sub-Transfer Agent
Wells Fargo Bank Minnesota,	Boston Financial Data Services, Inc.
National Association

NASDAQ symbols:
Value Fund – WVALX
Hickory Fund – WEHIX
Partners Value Fund – WPVLX
Balanced Fund – WBALX
Fixed Income Fund – WEFIX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing. A current Prospectus is available at www.weitzfunds.com or by calling 800-304-9745.

7/29/05